UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2003

Apogent Technologies Inc.

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Penhallow Street Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:(603) 433-6131

Item 5.    Other Events and Regulation FD Disclosure

On December 30, 2003, Apogent Technologies Inc. issued a press release announcing the sale of floating rate senior convertible debt securitiesSM (CODESSM). The press release is attached as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number	Description

99.1	Press release dated December 30, 2003, announcing the sale of floating rate senior convertible debt securitiesSM (CODESSM)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC. (Registrant)

Date: December 30, 2003	By:	/s/ MICHAEL K. BRESSON
Michael K. Bresson Executive Vice President – Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 30, 2003